SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): April 4, 2008

                             NB MANUFACTURING, INC.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)


         Colorado                     000-52678                 20-0853320
         --------                     ---------                 ----------
(State or other jurisdiction      (Commission File      (IRS Employer ID Number)
     of incorporation)                Number)

            2560 W. Main Street, Suite 200, Littleton, Colorado 80120
            ---------------------------------------------------------
              (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code  (303) 794-9450
                                                    --------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 2.03    Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

     On April 4, 2008, the Company borrowed $8,000 from Inverness Investments, Inc. with such loan accruing interest at 7% per annum, due on demand and evidenced by a promissory note dated April 4, 2008.

     On July 10, 2008, the Company entered into a Revolving Credit Agreement with the Lazzeri Family Trust ("Lazzeri") whose Trustee is Robert Lazzeri, (the "Lender"), to borrow up to $250,000, evidenced by an unsecured Revolving Loan Note dated July 10, 2008. Mr. Lazzeri is an executive officer and director of the Company. All amounts borrowed pursuant to the Revolving Credit Agreement accrue interest at 7% per annum and all principal and accrued but unpaid interest is payable in full on demand of the Lender. The Revolving Credit Agreement does not obligate the Lender to make any loans but any loans made by the Lender to the Company, up to an outstanding principal balance of $250,000, will be subject to the terms of the Revolving Credit Agreement and the Revolving Loan Note. As part consideration for the foregoing credit facility the Lazzeri Family Trust received 200,000 shares of the Company's common stock.

Item 3.02    Unregistered Sales of Equity Securities

     In connection with and as a loan fee for a credit facility in the form of a Revolving Credit Agreement for up to $250,000 provided to the Company, the Lazzeri Family Trust received 200,000 shares of the Company's common stock.

Item 9.01    Financial Statements and Exhibits

(a)  Financial Statements: Not Applicable

(b)  Pro Forma Financial Information: Not Applicable

     Exhibit 99.1      Promissory Note Payable to Inverness Investments, Inc.
     Exhibit 99.2      Revolving Credit Agreement
     Exhibit 99.3      Revolving Loan Note


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         NB Manufacturing, Inc.


Date:  July 18, 2008                By:  /s/ Robert Lazzeri
                                         -------------------------
                                         Robert Lazzeri, President

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